DocuSign Envelope ID: 9911A391-51E5-41D1-BC50-022344E21277

Exhibit 10.25

LEASE AGREEMENT

1.	DEFINITIONS

Date:	December 15th, 2017

Landlord:	522 Congress, LP

804 Congress Avenue, Suite 300, Austin Tx 78701

Tenant:	Hippo Analytics Inc.

522 Congress Avenue, Suite 500, Austin Tx 78701

~~Guarantors:~~	~~Mr. Guarantor, individually~~

~~804 Congress Avenue, Suite 300, Austin Tx 78701~~

Buildings:	522 Congress and 522 Brazos St, Austin, Texas, 78701

Premises:	Suite 500 in the Buildings, measuring approximately 8,722 rentable square feet.

Minimum Base Rentals:

$27,619.67 per month for the period of January 15, 2018 to January 14, 2019,

$28,346.50 per month for the period of January 15, 2019 to January 14, 2020, and

$29,073.33 per month for the period of January 15, 2020 to January 31, 2021.

Permitted Use:             Office

Security Deposit:         Sixty-Nine Thousand Nine Hundred Sixty-Nine Dollars and Ninety Cents ($69,969.90)

Commencement Date: January 15, 2018, ~~or on such date as Landlord tenders, in writing, the Premises.~~

Lease Term: The period commencing on the Commencement Date and continuing for Thirty-Six (36) calendar months thereafter; provided, however, if the term of this lease commences on a date other than the first day of a calendar month, the Lease Term shall consist of 36 calendar months in addition to the remainder of the calendar month during which this Lease is deemed to have commenced.

Common Area Maintenance contribution: 8.19% of the total Common Area Maintenance for the Buildings, payable in equal monthly installments, and subject to adjustments as set forth in the Lease.

Property Taxes (contribution): 8.19% of the total Property Taxes for the Buildings, payable in equal monthly installments, and subject to adjustments as set forth in the Lease.

Casualty Insurance (contribution): 8.19% of the total Casualty Insurance for the Buildings, payable in equal monthly installments, and subject to adjustments as set forth the Lease.

2.

LEASE GRANT. By occupying the Premises, Tenant shall be deemed to have accepted the same as suitable for the purpose herein intended and to have acknowledged that the same comply fully with Landlord’s obligations. If the Lease is executed before the Premises become vacant or are otherwise available and ready, or if any present tenant holds over and Landlord cannot acquire possession, Landlord shall not be deemed to be in default, and Tenant agrees to accept possession of the Premises on such date as Landlord is able to tender the same, which date shall be deemed to be the commencement date of this Lease.

3.

RENT. Tenant promises and agrees to pay Landlord the Minimum Base Rentals, without deduction or setoff, beginning on the Commencement Date for each month of the entire Lease term, payable without demand beginning on the first day of each calendar month. In the event any sums owed by Tenant to Landlord are not received within ~~three (3)~~ five (5) days after the due date, Tenant agrees to pay, in addition, a late payment charge equal to ~~ten (10%)~~ five percent (5%) of the sums owed. Security Deposit, as well as first month’s rent and NNN’s are due upon lease execution.

NNN’s. Tenant also agrees to pay monthly, in advance, with the regular rental payments, 1/ 12th of the estimated Common Area Maintenance, Taxes, and Insurance expenses (the “NNN expenses”), based on reasonable estimates made by Landlord; and at the end of each calendar year (or at such other time as actual expenses may be known), a reconciliation shall be made by Landlord. If it is determined that the monthly payments made by Tenant were less than the actual NNN expenses, then Tenant shall pay such difference, however, if the monthly payments made by Tenant were more than the actual NNN expenses, then Landlord agrees to promptly reimburse such difference to Tenant.

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4.

SECURITY DEPOSIT. The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant’s covenants and obligations under this Lease. Such deposit shall not be considered an advance payment of rental or a measure of Landlord’s damages in case of default by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy, use such deposit to the extent necessary to make good any arrearages of rent and any other damage, injury, expense or liability caused to Landlord by such event of default. Following any such application of the security deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant within ~~a reasonable period of time~~ thirty (30) days after the termination of this Lease. Should Landlord sell its interest in the Building, Landlord shall remain responsible for the return of the Security Deposit to Tenant hereunder unless Landlord transfers the Security Deposit to such successor landlord.

5.

USE. Tenant shall use the Premises only for the Permitted Use. Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the Permitted Use or for any purpose which is unlawful, in part or in whole, disreputable or extra hazardous. Tenant will not engage in any activity or business which would cause the fire and extended coverage Insurance to be increased or cancelled. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants or Landlord in the Buildings. Tenant will maintain the Premises in a clean and safe condition, and will comply with all laws, ordinances, and regulations. Tenant will not, without the prior written consent of Landlord, paint, install, or change any lighting, or place any signs, window or door lettering or advertising of any type on or about the Premises.

6.

PARKING AND EMPLOYEE LIMITATION – Tenant agrees not have more than seventy (70) full-time employees (or their equivalent of part-time employees) working or employed at the Premises during the Lease term. Tenant has the right to execute a separate Monthly Parking Agreement for seventeen (17) Parking Spaces at 522 Brazos St. Unless agreed otherwise, Landlord is not responsible for providing Tenant with any parking.

7.

TENANT’S REPAIRS AND ALTERATIONS. Tenant agrees that its acceptance of the Premises by commencing occupancy thereof shall constitute Tenant’s agreement and acknowledgement that the Premises are in good condition and Landlord has completed any construction required to be performed by Landlord. Tenant agrees to maintain at its own cost and expense the interior of the Premises in substantially the same condition as at the beginning of the term. Tenant will not make or allow to be made any alterations or physical additions in or to the Premises without the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed. All such maintenance, alterations or improvements shall be performed only by contractors approved by Landlord, and all such contractors and subcontractors shall have licenses required and insurance coverage in such amounts as is reasonably required; and all Tenant work shall be done in a good workmanlike manner so as not to damage the Premises or the Buildings. At the end of this Lease, Tenant shall deliver the Premises with all improvements located thereon in good repair and condition, reasonable wear and tear excepted. All alterations or improvements made either by Landlord or Tenant, shall be Landlord’s property on termination of this Lease and shall remain on the Premises without compensation to Tenant. All furniture, movable trade fixtures and equipment installed by Tenant shall be removed by Tenant at the termination of this Lease, or if not so removed shall, at the option of Landlord, become the property of Landlord. Tenant will maintain an adequate number of fire extinguishers in the Premises as required by Landlord or code. Landlord will not be liable to Tenant or any other person whomsoever for injury or damage to persons or property.

8.

UTILITIES. ~~Tenant’s utility services may be separately metered, in which case Tenant will pay such consumption directly to the provider of such. If separately metered, then Tenant will additionally pay its share of all utilities to the Common Areas, and in the event they arc not, Tenant agrees to pay its proportionate share of any charge for utilities to the Buildings as part of the Common Area Maintenance expen~~s~~es.~~ Landlord shall provide utilities to the Premises. Costs of utilities shall be included in Operating Expenses. Landlord shall not be liable in the event of any interruption in the supply of any utilities unless due to the gross negligence or willful misconduct of Landlord, its employees, agent, or contractors. Tenant agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities, or is above the normal equipment for the Permitted Use; and that if any such equipment is installed by Tenant, it shall be only in accordance with plans and specifications to be approved in writing by Landlord, shall be installed and maintained at Tenant’s expense, and Tenant will pay for the additional utility cost for such additional equipment. Tenant is responsible for installation, maintenance, removal, and any cost of telephone or data services and cabling.

9.	NNN CHARGES: TAXES, INSURANCE and COMMON AREA MAINTENANCE. Tenant agrees to pay monthly, the percentage indicated in Section 1 of the following costs:

(a) Property Taxes, including all real property and ad valorem, as well as any other taxes, such as a public improvement district, franchise tax, sales tax or assessments imposed in connection with the Buildings, as well as the costs reasonably incurred by Landlord in connection with seeking any reductions in Taxes using third party property tax consultants; plus

(b) Insurance for the Buildings, including property, fire, liability, extended coverage and other insurance policies providing coverage for the Buildings; and

(c) Common Area Maintenance expenses incurred in the ownership and operation of the Buildings (and all additional facilities which may be added to the them), including maintenance, utilities, cleaning, repairs and security, as well as a management fee equal to up to three percent (3%) of all rentals and NNN’s collected; and all expenses or services that, in the reasonable judgment of Landlord, benefit the Tenant or the Buildings.

Taxes shall not include any inheritance, estate, succession, transfer, intangibles, documentary stamp capital stock, income or profit tax or capital levy imposed upon Landlord.

Common Area Maintenance expenses shall not include: (i) advertising, marketing or promotional costs; (ii) costs paid by proceeds of insurance or by other tenants or other third parties; (iii) principal and interest on mortgages or loans; (iv) depreciation; (v) leasing commissions; (vi) costs of renovating or improving vacant space or space for other occupants of the Building, including any allowance for tenant improvements; (vii) attorney’s fees, and other professional’s fees and other costs incurred in the negotiation or enforcement of leases; (viii) the cost of any special services rendered to a tenant which are reimbursed to Landlord; (ix) penalties or fines incurred due to late payments by Landlord; (x) any costs or expenses related to monitoring, testing, removal, cleaning, abatement or remediation of any hazardous substances in the Building. ~~Tenant’s pro-rata hare~~ ; or (xi) any capital improvements or capital expenditures to the Property, including any costs associated with Landlord’s compliance with legal requirements in effect as of the Commencement Date (e.g. ADA or TAS requirements). Tenant’s pro-rata share will be pro-rated for any period of time in the Lease that is less than a full year.

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Landlord shall keep complete books and records on such and Tenant shall have the right, at its expense, to inspect such.

10.

TENANT’S TAXES and TENANT’S INSURANCE. Tenant shall be liable for all Taxes levied or assessed against its personal property. Tenant will maintain at its expense, fire and extended coverage casualty insurance on all fixtures and equipment in the Premises.

11.

SUBORDINATION and ESTOPPELS. This Lease and all rights of Tenants hereunder are subject and subordinate to any deeds of trust, mortgages, ground leases or other instruments of security covering all or any part of the Buildings. Tenant further covenants and agrees to attorn to any purchaser and to recognize such purchaser as Landlord under this Lease. Tenant agrees to furnish from time to time when requested by Landlord subordination and/ or estoppel certificates in commercially reasonable forms, signed by Tenant, confirming and containing such factual certifications and representations deemed appropriate by Landlord, and Tenant shall, within ~~seven (7)~~ fifteen (15) days following receipt of said proposed certificate from Landlord, return a fully-executed copy of said certificate to Landlord. In the event Tenant shall fail to return a fully-executed copy of such certificate to Landlord within the foregoing ~~seven (7)~~ fifteen (15) day period, then this shall be considered an event of default of this Lease.

12.	EVENTS OF DEFAULT. The following events shall be events of default by Tenant under this Lease:

(a) Monetary Default. If Tenant shall fail to pay rental or other sums when due (including late fee specified in Section 3) prior to the expiration of five (5) days after such due date and after written notice by Landlord to Tenant thereof, except that Landlord shall not be required to provide written notice of a monetary default more than once in any calendar year.

(b) Non-Monetary Default. If Tenant shall fail to comply with any other provision of this Lease after the expiration of thirty (30) days after receipt of written notice from Landlord thereof, or such extended period as may be reasonably necessary for Tenant to cure such default, so long as Tenant is diligently pursuing such cure and so long as Tenant commenced such cure within the 30-day period.

(c) Tenant or any guarantor of Tenant’s obligations hereunder shall make an assignment for the benefit of creditors, a petition is filed by or against Tenant or any guarantor of Tenant’s obligations hereunder under any section or chapter of the National Bankruptcy act; Tenant or any guarantor hereunder shall be adjudged bankrupt or insolvent, or a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor.

(d) Tenant shall cause or permit any Hazardous Substance (as defined by Federal, State or City regulations) to be used, stored or disposed of, in or around the Premises or the Buildings.

(e) Tenant shall fail to sign an estoppel certificate or a subordination and non disturbance agreement as required by the Lease.

13.	REMEDIES. Upon the occurrence of any Event of Default, Landlord shall have the option to pursue any one or more of the following remedies without any notice of demand whatsoever:

(a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefore; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including the loss of rental for the remainder of the Lease Term.

(b) Enter upon and take possession of the Premises and expel or remove tenant and any other person who may be occupying the Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefore, and if Landlord so elects, relet the Premises on such terms as Landlord shall deem advisable and receive the rent therefore; and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the Lease Term.

(c) Exclude Tenant and any other person(s) occupying the Premises from the Premises by changing all door locks located thereon. Landlord shall, however, have absolutely no obligation to furnish a new key unless and until Tenant cures all existing defaults. Landlord and Tenant intend that this sub-paragraph (c) expressly supersedes any conflicting provisions contained in the Texas Property Code, or any successor statute.

(d) Enter upon the Premises, by force if necessary, without being liable for prosecution or any claim for damages therefore, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant’s obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Tenant Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord’s acceptance of rent following an event of default hereunder shall not be construed as Landlord’s waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord at any time terminate this Lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all actual damages (including reasonable attorneys’ fees) Landlord may incur by reason of such default, including the cost of recovering the Premises and the loss of rental for the remainder of the Lease Term, except that under no circumstance may Landlord collect incidental, consequential, or punitive damages from Tenant.

14.

CONDEMNATION. If the Premises, or any part thereof, or if the Buildings or any portion of the Buildings leaving the remainder of the Buildings unsuitable for use as a Buildings comparable to its use on the Commencement Date of this Lease, shall be taken or condemned in whole or in part for public purposes, or sold in lieu of condemnation, then the Lease Term shall, at the sole option of Landlord, forthwith cease and terminate, all compensation awarded for any taking (or sale proceeds in lieu thereof) shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant.

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15.

FIRE OR OTHER CASUALTY. In the event that the Buildings should be totally destroyed by fire, tornado or other casualty or in the event the Premises or the Buildings should be so damaged that the Buildings or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, Landlord or Tenant, may at its option terminate this Lease, in which event the rent shall be abated during the unexpired portion of this Lease effective with the date of such damage. In the event the Buildings or the Premises should be damaged by fire, tornado, or other casualty covered by Landlord’s Insurance. but only to such extent that the repairs can be completed within one hundred and eighty (180) days after the date of such damage, or if the damage should be more serious but neither Landlord nor Tenant elect to term mate this Lease. in either such event Landlord shall within thirty (30) days after the date of such damage commence to rebuild or repair the Buildings and/ or the Premises and shall proceed with reasonable diligence to restore the Buildings and/ or Premises to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild . repair, or rep lace any part of the furniture , equipment, fixtures. and other improvements which may have been placed by Tenant or other Tenants within the Buildings or the Premises Landlord shall allow Tenant a fair diminution of rent during the time the Premises are unfit for occupancy. In the event any mortgagee under a deed of trust, security agreement or mortgage on the Buildings should require that the Insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice to Tenant. Except as hereinafter provided, any insurance which may be carried by Landlord or Tenant against loss or damage to the Buildings or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

16.

HOLDING OVER. Should Tenant, or any of its successors in interest, hold over the Premises, or any part thereof, after the expiration of the Lease Term, unless otherwise agreed in writing by Landlord, such holding over shall constitute and be construed as a tenancy at will only, at a daily rental equal to ~~two~~ one-and-a-half times the daily rent payable for the last month of the Lease.

17.

ASSIGNMENTS AND SUBLETTING. Tenant shall not assign or in any manner transfer this Lease or any estate or interest therein, or sublet the Leased Premises or any part thereof, or grant any license, concession or other right of occupancy of any portion of the leased Premises, or perm it the use of the leased Premises by any parties other than Tenant, its agents and employees, or sell Tenant’s entity or its stock as a substitute for an assignment or sublease; and any such acts without Landlord’s prior written consent (which consent shall not be unreasonably withheld, conditioned, or delayed) shall be void and of no effect, and will be considered an event of default. In the event that Tenant requests consent from Landlord to sublease or assign the Premises, or a portion of the Premises, Tenant shall request such in writing to Landlord and pay a review fee equal to $1,500. Landlord shall provide written consent therefor, or provide written notice of disapproval with the reason therefor, within fifteen (15) days.

18.	LANDLORD’S OBLIGATIONS.

(a) Landlord reserves the right exercisable without notice and without liability to Tenant for damage or injury to property. persons or business and without effecting an eviction, constructive or actual, or disturbance of Tenant’s use or possession, or giving rise to any claim for setoff or abatement of rent, to decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Buildings, or any part thereof, and, during the continuance of any such work; provided, however, such work shall not unreasonably interfere with Tenant’s peaceful enjoyment of the Premises.

(b) Landlord shall provide and maintain in good condition and repair all structural elements of the Building and Premises, including the foundation, roof, loan bearing walls, plumbing, electrical and mechanical lines, utility systems and facilities, exterior surface of outside walls of the Premises and Building, and the public common areas (including but not limited to restroom facilities, stairwells, and elevators) that are for the general use and convenience of all tenants occupying space in the Buildings, their respective employees. customers, and the general public. Tenant, its employees, customers and invitees will have the nonexclusive right to the use such. provided that such areas will at all times be subject to the sole control and management of Landlord, and Landlord will have the right to establish and modify from time to time and to enforce reasonable rules and regulations with respect to the use of all such areas. Tenant agrees to abide by all such rules and regulations and to cooperate with Landlord in instructing its employees and invitees to comply therewith for the mutual benefit and convenience of all concerned. Tenant will not load or unload any trucks or permit any trucks serving the Premises, whether owned by Tenant or not, to be loaded or unloaded at the Buildings except in the areas designated for such use by Landlord. No garbage, refuse or debris shall be deposited or stored by Tenant in any public area except as designated by Landlord, and then only in approved containers and handled in such a manner as to not be offensive and not create a nuisance, nor shall any merchandise be sold by Tenant in any public area. Tenant further hereby consents to the terms of any cross-easement agreements which Landlord may elect to enter into with respect to the common facilities and it shall not be necessary for Tenant to join in such cross-easements. Landlord may temporarily close such common facilities if needed to perform repairs or maintenance.

(c) Failure to any extent to make available; or any slow-down, stoppage or interruption of; or any change in the quantity, character or availability of; these defined services, resulting from any cause, shall not render Landlord liable in any respect for damages to either person, property or business. Should any equipment or machinery furnished by Landlord break down or for any cause cease to function properly, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for abatement of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom, nor shall it be construed as an eviction of Tenant, nor relieve Tenant for fulfillment of any covenant or agreement hereof, unless such interruption is due to the gross negligence or willful misconduct of Landlord.

19.

LANDLORD’S FAILURE TO PERFORM. If Landlord fails to perform any of Its obligations under this Lease. Landlord shall not be in default hereunder and Tenant shall not have any rights or remedies growing out of such failure unless Tenant gives Landlord written notice thereof setting forth in reasonable detail the nature and extent of such failure and such failure by Landlord is not cured within the thirty (30) day period following delivery of such notice or such longer period therefore provided elsewhere in this Lease. If such failure cannot reasonably be cured within such thirty (30) day period , the length of such period shall be extended for the period reasonably required therefore, if Landlord commences curing such failure within such thirty (30) day period and continues the curing thereof with reasonable diligence and continuity.

20.

INSPECTION, RULES AND REGULATIONS. Landlord or its representatives shall have the reasonable right to enter into and upon any and all parts of the Premises at all reasonable hours (or, in any emergency, to any hour) to (a) inspect same or clean or make repairs or alterations or additions as Land lord may deem necessary, or (b) show the Premises to prospective tenants, purchasers or lenders; and Tenants shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall such be deemed to be an actual or

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constructive eviction. Tenant and Tenant’s agents, employees and invitees will comply fully with all requirements of the rules and regulations of the Buildings and related facilities. Landlord shall have the reasonable right to change such rules and regulations upon written notice thereof to Tenant, and Tenant shall be responsible for compliance of such by the agents, employees and invitees of Tenant.

21.

INDEMNITY. Landlord shall not be liable for and Tenant will indemnify and save harmless Landlord against and from all fines, suits, claims, demands, losses and actions (including attorney’s fees) for any injury to person or damage to or loss of property on or about the Premises caused by Tenant, its employees, contractors, subtenants, invitees or by any other person entering the Premises or the Buildings under express or implied invitation of Tenant, or arising out of Tenant’s use of the Premises. Landlord shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, act of God, public enemy, criminal conduct or third parties, injunction, riot, strike, insurrection, war, court order, requisition or other governmental body or authority, by other tenants of the Buildings or any other matter beyond the control of Landlord, or for any injury or damage or inconvenience which may arise through repair of alteration of any part of the Buildings, or failure to make repairs, or from any cause whatever except Landlord’s gross negligence or willful wrong.

22.

MECHANICS’ LIENS. Tenant will not permit any mechanic’s lien or liens to be placed upon the Premises or the Buildings or improvements thereon during the Lease Term caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien Tenant will promptly pay same.

23

SURRENDER OF PREMISES. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and signed by Land lord.

24

ATTORNEY’S FEES. In the case it should be necessary or proper for ~~Landord~~ either Party to bring any action under this Lease, then ~~Tenant~~ the non-prevailing party shall pay the ~~Landlord’s~~ prevailing party’s reasonable attorney’s fees.

25.

LANDLORD’S LIEN. In addition to the statutory Landlord’s Lien, Landlord shall have at all times, a valid security interest to secure payment of all rentals and other sums, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all equipment, fixtures, furniture, improvement, and other personal property of Tenant situated on the Premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of the Landlord until all sums of money then due to Landlord hereunder shall first have been paid and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant notice of the time and place of any public sale, or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase unless otherwise prohibited by law. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney’s fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph. Any surplus shall be paid to Tenant or as otherwise required by law; and Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto. In the event that Tenant or its lenders require a Landlord’s Lien Subordination, such request for review shall be accompanied by a $3,000 review fee, and Landlord may grant such but shall not be required to give any notice, ability to cure, free occupancy period or ability to conduct sales on premises to Tenant’s lender.

26.	NO SUBROGATION; LIABILITY INSURANCE;

(a) Each party hereto hereby waives any cause of action it might have against the other party on account of any loss or damage that is insured against under any insurance policy (to the extent that such loss or damage is recoverable under such insurance policy) that covers the Buildings, the Premises, or Landlord’s or Tenant’s fixtures, personal property, leasehold improvements or business and which names Landlord or Tenant, as the case may be, as a party insured. Each party hereto agrees that it will request its insurance carrier to endorse all applicable policies waiving the carrier’s rights of recovery under subrogation or otherwise against the other party.

(b) Tenant shall procure and maintain throughout the Lease Term a policy or policies of Insurance at its sole cost and expense and in amounts on not less than a combined single limit of $1,000,000 (or such other amounts as Landlord may from time to time require) insuring Tenant and Landlord against any and all liability to the extent obtainable for injury to or death of a person or persons or damage to property occasioned by or arising out of or in connection with the use, operation and occupancy of the Premises. Tenant shall furnish a certificate of insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to cancellation or material change of any such Insurance.

27

FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, Landlord or Tenant, as applicable shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord or Tenant, as applicable.

28

PERSONAL LIABILITY. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Buildings, and Landlord shall not be personally liable for any deficiency.

29

AMENDMENTS: WAIVER BINDING EFFECT. The provisions of this Lease may not be waived, altered, changed or amended, except by instrument in writing signed by both parties hereto. The terms and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

30.

REPRESENTATIONS. Neither Landlord nor Landlord’s agents or brokers have made any representations or promises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

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31.

QUIET ENJOYMENT. Provided Tenant has performed all of the terms and conditions of this Lease, including the payment of rent, to be performed by Tenant, Tenant shall peaceably quietly hold and enjoy the Premises for the Lease Term, without hindrance from Landlord, subject to the terms and conditions of this Lease.

32.

INTERPRETATION SEPARABILITY. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions contained in this Lease are for convenience of reference only, and in no way limit or enlarge the terms and conditions of this Lease .. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Lease Term, then and in that event, the remainder of this Lease shall not be affected thereby, and in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

33.

JOINT AND SEVERAL LIABILITY. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there be a guarantor of Tenant’s obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever, including without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder.

34.	SPECIAL PROVISIONS.

A. Early Access: Tenant shall have free early access to the Premises two (2) weeks prior to the Commencement Date for wiring/cabling installation. Tenant shall have free early access to the Premises one (1) week prior to the Commencement Date for furniture installation.

B. Signage. Landlord shall, at its expense, provide Tenant with building directory signage in the first floor of the lobby of the Building. Tenant shall be responsible for any costs relating to signage in the Premises.

LANDLORD		TENANT
522 Congress LP		Hippo Analytics Inc.

By:	/s/ Sheldon David Kahn	By:	/s/ Assaf Wand
Name: David Kahn, President		Name: Assaf Wand
Title: OUP Mgmt Inc, GP		Title: CEO and CO Founder
Its duly authorized agent		Its duly authorized agent
Date: 12/15/2017		Date: 12/14/2017

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BUILDINGS RULES AND REGULATIONS

(hereby known as the “don’t-do-anything-you-wouldn’t-want-your-neighbors-to-do” list)

1.	Be nice and be considerate of your neighbors.

2.	No Smoking inside the Building. No vaping or electronic cigarettes, and no smoking within 25 ft of Building entrances.

3.

Tenants shall not make or permit any improper, objectionable or unpleasant noises or odors or otherwise interfere in any way with other tenants. Please keep your premises neat and clean. No birds or animals shall be brought into the Buildings.

4.

No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Buildings except as approved by Landlord. No nails, hooks or screws shall be driven, and if done so Tenant shall be responsible for repair and repainting of walls.

5.

Corridor doors, when not in use, shall be kept closed. Windows and exterior doors will be kept closed at all times. No curtains or other window treatments shall be placed on windows without Landlord approval. Sidewalks, doorways, vestibules, halls, stairways and similar areas shall not be obstructed. Emergency exits are not to be propped open. Plumbing fixtures and appliances shall be used only for purposes for which constructed and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein.

6.	Landlord shall provide all locks for doors in each tenant’s Premises, and Tenant shall not place additional locks on any door without Landlord’s consent.

7.

Movement in or out of the Buildings of furniture or office equipment that requires use of elevators shall be restricted to times designated by Landlord. When moving furniture Tenant shall request elevator padding with at least 48 hours previous notice and will be responsible for the use of such and for any damage to the elevators. No heavy safes. All damage done to the Buildings by the installation or removal of any property shall be repaired at the expense of Tenant.

8.

With respect to work being performed by tenants in any Premises with the approval of Landlord, Tenants will refer all contractors, contractor’s representatives and installation technicians rendering any service to them to Landlord for Landlord’s supervision, approval and control before performance of any contractual service. This provision shall apply to all work performed in the Buildings, including installations of communication lines, and any and all installation affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Buildings. Should a tenant require wired communication services, Landlord will direct the electricians where and how wires are to be placed, and none shall be installed except as approved by Landlord’s staff.

9.

Electric current shall not be used for power or heating. No machinery of any kind shall be operated by any tenant in its Premises without the prior written consent of Landlord, nor shall any tenant use or keep in the Buildings any inflammable or explosive fluid or substance. Tenant should not bring hazardous substances to the Buildings. No portion of any tenant’s Premises shall at any time be used or occupied as sleeping or lodging quarters.

10.

Landlord reserves the right to change any of these rules and regulations for the safety, protection, care and cleanliness, the preservation of good order, and the protection and comfort of its tenants.

11

Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry regardless of whether such loss occurs when the Premises or the public areas are locked against entry or not. Valuables should be insured by Tenant. Landlord shall be in no way responsible for any loss or damages.

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~~GUARANTY OF LEASE AGREEMENT~~

~~FOR VALUE RECEIVED, and in consideration for, and as an inducement to Landlord Company (“LESSOR”) to enter into the foregoing lease dated concurrently herewith (the “Lease”) the undersigned hereby fully and unconditionally guarantee(s) to LESSOR, its heirs, legal representatives, successors and assigns, the payment of the rent and all other sums to be paid by Guarantor’s Name (“LESSEE”) under the Lease and the full performance and observance by LESSEE of all the other terms, covenants, conditions and agreements (including the Rules and Regulations) therein provided to be performed and observed by LESSEE, for which the undersigned shall be jointly and severally liable with LESSEE, without requiring any notice of nonpayment, nonperformance, or nonobservance of proof of notice or demand, whereby to charge the undersigned, all of which the undersigned hereby expressly waive(s) and the undersigned expressly agree(s) that LESSOR may proceed against the undersigned separately or jointly before or after or simultaneously with proceeding against LESSEE for default and that this Guaranty shall not be terminated, affected or impaired in any way or manner whatsoever by reason of the assertion by LESSOR to enforce any of its rights against LESSEE or by reason of any extensions of time or indulgence granted by LESSOR to LESSEE. The undersigned further covenant(s) and agree(s) as follow:~~

~~(1) that the undersigned shall be bound by all the provisions, terms, conditions, restrictions and limitations contained in the Lease, the same as though the undersigned was (were) named therein as LESSEE; and~~

~~(2) that this Guaranty shall be absolute and unconditional and shall remain and continue in full force and effect as to any renewal, extension, amendment, addition, assignment, sublease, transfer or other modification of the Lease, whether or not the undersigned shall have any knowledge or have been notified of or agreed or consented to any such renewal, extension, amendment, addition, assignment, sublease, transfer or other modification of the Lease.~~

~~Each signatory hereto shall be individually bound by the terms of this Guaranty whether or not any other party of person has executed the same. Guarantor hereby authorizes LESSOR to check Gurantor’s credit rating with the rating agencies. If LESSOR at any time is compelled to take any action or proceeding in court or otherwise to enforce or compel compliance with the terms of this Guaranty, the undersigned shall, in addition to any other rights or remedies to which LESSOR may be entitled to under the Lease or as a matter of law or in equity, be obligated to pay all costs, including attorney’s fees, incurred or expended by LESSOR in connection therewith. Further, the undersigned hereby covenant(s) and agree(s) to assume the Lease and to perform all of the terms and conditions thereunder for the balance of the original term should the Lease be disaffirmed by the Trustee in bankruptcy for LESSEE, or at the option of LESSOR, the undersigned shall, in the event of LESSEE’S bankruptcy, make and enter into a new lease for the balance of the original term, which such new lease shall in form and substance identical to the Lease. All obligations and liabilities of the undersigned pursuant to this Guaranty shall be binding upon the heirs, legal representatives, successors and assigns of the undersigned. This Guaranty shall be governed by and construed in accordance with the laws of the State of Texas.~~

~~by:~~

~~Name, Individually~~
~~TxDL~~
~~Address:~~
~~Email:~~
~~Phone:~~

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